UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2009

HERE MEDIA INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	000-53690	26-3962587
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard Penthouse, Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 806-4288

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.3

Explanatory Note
On June 17, 2009, Here Media Inc. (“Here Media” or the “Company”) filed a Current Report on Form 8-K under Items 2.01 and 9.01 to report the closing, effective June 11, 2009, of the business combination (the “Business Combination”) provided for in the Agreement and Plan of Merger, dated as of January 8, 2009 (as amended, the “Merger Agreement”), entered into by and among the Company, PlanetOut Inc. (“PlanetOut”), HMI Merger Sub, Inc. (“HMI Merger Sub”), Here Networks LLC (“Here Networks”), Here Publishing Inc. (formerly named Regent Entertainment Media Inc.) (“Here Publishing”) (together with Here Networks, the “HMI Entities”) and the owners of the HMI Entities. This Current Report on Form 8-K/A is being filed by Here Media to amend its initial report on Form 8-K in order to provide the historical financial statements of the business acquired as required by Item 9.01(a), and the pro forma financial information required by Item 9.01(b) of Form 8-K.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired
(1)
The audited consolidated balance sheets of PlanetOut as of December 31, 2007 and 2008 and the audited consolidated statements of operations, stockholders’ equity and cash flows of PlanetOut for each of the years in the two-year period ended December 31, 2008, the notes related thereto, and the report of PlanetOut’s independent registered public accounting firm, Stonefield Josephson, Inc., are attached as Exhibit 99.1 hereto.

(2)
The unaudited condensed consolidated balance sheet of PlanetOut as of March 31, 2009 and the unaudited condensed consolidated statements of operations and cash flows of PlanetOut for the three month periods ended March 31, 2008 and 2009, and the notes related thereto, are attached as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information

Unaudited pro forma combined condensed balance sheet as of March 31, 2009 and unaudited pro forma combined condensed statements of operations for the year ended December 31, 2008 and for the three months ended March 31, 2009 and the notes to such unaudited pro forma combined condensed financial information attached as Exhibit 99.3 hereto.

(d)	Exhibits

Exhibit No.	Description

99.1
Audited consolidated balance sheets of PlanetOut as of December 31, 2007 and 2008 and the audited consolidated statements of operations, stockholders’ equity and cash flows of PlanetOut for each of the years in the two-year period ended December 31, 2008, the notes related thereto, and the report of PlanetOut’s independent registered public accounting firm, Stonefield Josephson, Inc. (incorporated by reference to such financial statements, as included in Amendment No. 4 to the Company’s Registration Statement on Form S-4 (File No. 333-156726) filed with the SEC on May 14, 2009)

99.2
Unaudited condensed consolidated balance sheet of PlanetOut as of March 31, 2009 and the unaudited condensed consolidated statements of operations and cash flows of PlanetOut for the three month periods ended March 31, 2008 and 2009, and the notes related thereto (incorporated by reference to such financial statements, as included in PlanetOut’s Quarterly Report on Form 10-Q, File No. 000-50879, filed on May 15, 2009)

99.3
Unaudited pro forma combined condensed balance sheet as of March 31, 2009 and unaudited pro forma combined condensed statements of operations for the year ended December 31, 2008 and for the three months ended March 31, 2009 and the notes to such unaudited pro forma combined condensed financial information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERE MEDIA INC.
Date: August 25, 2009	By:	/s/ TONY SHYNGLE
Tony Shyngle
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1
Audited consolidated balance sheets of PlanetOut as of December 31, 2007 and 2008 and the audited consolidated statements of operations, stockholders’ equity and cash flows of PlanetOut for each of the years in the two-year period ended December 31, 2008, the notes related thereto, and the report of PlanetOut’s independent registered public accounting firm, Stonefield Josephson, Inc. (incorporated by reference to such financial statements, as included in Amendment No. 4 to the Company’s Registration Statement on Form S-4 (File No. 333-156726) filed with the SEC on May 14, 2009)

99.2
Unaudited condensed consolidated balance sheet of PlanetOut as of March 31, 2009 and the unaudited condensed consolidated statements of operations and cash flows of PlanetOut for the three month periods ended March 31, 2008 and 2009, and the notes related thereto (incorporated by reference to such financial statements, as included in PlanetOut’s Quarterly Report on Form 10-Q, File No. 000-50879, filed on May 15, 2009)

99.3
Unaudited pro forma combined condensed balance sheet as of March 31, 2009 and unaudited pro forma combined condensed statements of operations for the year ended December 31, 2008 and for the three months ended March 31, 2009 and the notes to such unaudited pro forma combined condensed financial information